NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated October 3, 2016
to the Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Small Company Fund (the "Fund")
1.	Effective immediately, Morgan Stanley Investment Management, Inc. ("MSIM") is no longer a subadviser to the Fund.

2.	Effective immediately, the Prospectus is revised as follows:

a.	The discussion under "Principal Investment Strategies" on page 30 is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be "unseasoned," which are companies that have been in operation for less than three years, including the operations of any predecessors. The Fund may invest up to 25% of its total assets in securities of foreign companies, including those in emerging market countries. Emerging market countries typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Foreign small-cap companies are those whose market capitalizations are similar to those companies listed in the MSCI Developed Countries, Europe, Australasia and Far East ("EAFE") Small Cap Index. The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies to capitalize on the opportunity for growth. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. It also may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors ("NFA") is the Fund's investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust"), selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund's current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, one subadviser favors a "value" style of investing, which means buying equity securities that the subadviser believes to be trading at prices that do not reflect a company's value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. Another subadviser looks for companies it believes have high growth potential based on fundamental analysis. A third subadviser invests in small-cap value stocks using a multidimensional investment process that combines finance and behavioral theory and quantitative and statistical methods. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The discussion under "Principal Investment Strategies" on page 49 is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be "unseasoned," which are companies that have been in operation for less than three years, including the operations of any predecessors. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest up to 25% of its total assets in securities of foreign small-cap companies, including those in emerging market countries. The Fund may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.

The Fund consists of three portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors ("NFA") is the Fund's investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA has selected Jacobs Levy Equity Management, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the SEC, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

JACOBS LEVY EQUITY MANAGEMENT, INC. ("JACOBS LEVY") – invests in small-cap value stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The firm's security evaluation process focuses on the sophisticated modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to promote diversification across market inefficiencies, securities, industries, and sectors, while controlling for known risk exposures relative to the underlying benchmark. The range of models is designed to allow portfolios to be diversified across exposures to numerous potential opportunities, which can contribute to consistency of performance over time. Jacobs Levy generally considers selling a stock when it determines that it no longer satisfies its investment criteria.

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM") – focuses on value stocks of small-cap companies. Value stocks are those that Putnam believes are currently undervalued by the market. If Putnam is correct and other investors recognize the value of such companies, the prices of their stocks may rise. The portfolio managers use an approach that combines use of proprietary quantitative techniques to screen for potentially eligible stocks followed by bottom-up stock selection based on fundamental research to identify stocks they believe offer attractive investment opportunities. When deciding whether to buy or sell stocks, the portfolio managers consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows, dividends, and whether the company evidences what Putnam believes to be a catalyst for change that may unlock value.

OPPENHEIMERFUNDS, INC. ("OPPENHEIMER") – looks for companies that Oppenheimer believes have high growth potential using fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. Oppenheimer also evaluates research on particular industries, market trends and general economic conditions. In seeking companies for investment, Oppenheimer seeks the following characteristics, which can vary:

•	companies with management that has a proven ability to handle rapid growth;
•	companies with innovative products or services and
•	companies with above average growth profiles and what Oppenheimer believes to be sustainable growth rates.

At times, Oppenheimer might seek to take advantage of short-term market movements or changes in the business cycle by emphasizing companies or industries that are sensitive to those changes.

c.	All other references to MSIM are accordingly deleted.

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